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                                                                   EXHIBIT 10.31

                                                                  EXECUTION COPY




                                PLEDGE AGREEMENT


                          Dated as of January 22, 2001


                                    between


                       LEAP WIRELESS INTERNATIONAL, INC.

                                 as the Pledgor

                                      and

                                CITIBANK, N.A.,

                            as the Collateral Agent



                      MILBANK, TWEED, HADLEY & MCCLOY LLP



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                                TABLE OF CONTENTS

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ARTICLE 1 DEFINITIONS.......................................................................................1
         Section 1.01 Certain Defined Terms.................................................................1
         Section 1.02 Interpretation........................................................................2

ARTICLE 2 COLLATERAL........................................................................................2
         Section 2.01 Grant.................................................................................2
         Section 2.02 Perfection............................................................................3
         Section 2.03 Preservation and Protection of Security Interests.....................................4
         Section 2.04 Attorney-in-Fact......................................................................4
         Section 2.05 Special Provisions Relating to the Stock Collateral...................................5
         Section 2.06 Rights and Secured Obligations........................................................5
         Section 2.07 Termination...........................................................................6

ARTICLE 3 REPRESENTATIONS AND WARRANTIES....................................................................6
         Section 3.01 Representations and Warranties in the Loan Agreement..................................6
         Section 3.02 Title.................................................................................6
         Section 3.03 Corporate Power and Authority to Pledge...............................................6
         Section 3.04 Pledged Stock.........................................................................6
         Section 3.05 Licenses..............................................................................7
         Section 3.06 Miscellaneous.........................................................................7

ARTICLE 4 COVENANTS.........................................................................................8
         Section 4.01 Covenants of Pledgor under the Loan Agreement.........................................8
         Section 4.02 Stock Collateral......................................................................8
         Section 4.03 New License Subsidiaries; Changes to Annex 1..........................................8
         Section 4.04 Liens.................................................................................9
         Section 4.05 Ownership Interest; Additional Shares.................................................9
         Section 4.06 Licenses and License Subsidiaries.....................................................9
         Section 4.07 Notices...............................................................................9
         Section 4.08 Further Assurances....................................................................9

ARTICLE 5 REMEDIES..........................................................................................9
         Section 5.01 Events of Default, Etc................................................................9
         Section 5.02 Deficiency............................................................................10
         Section 5.03 Private Sale..........................................................................11
         Section 5.04 Application of Proceeds...............................................................11

ARTICLE 6 CERTAIN WAIVERS...................................................................................12
         Section 6.01 Absolute Liens; Certain Waivers and Consents..........................................12
         Section 6.02 Understanding With Respect to Waivers and Consents....................................13
         Section 6.03 Subrogation...........................................................................14
         Section 6.04 Reinstatement.........................................................................14
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         Section 6.05 Remedies..............................................................................14
         Section 6.06 Separate Action.......................................................................14
         Section 6.07 Subordination of Indebtedness of License Subsidiaries.................................15
         Section 6.08 Certain Limitations...................................................................15
         Section 6.09 Revocation............................................................................15

ARTICLE 7 MISCELLANEOUS.....................................................................................15

         Section 7.01 Collateral Agent; Certain Transfers...................................................15
         Section 7.02 Notices...............................................................................16
         Section 7.03 Expenses, Etc.........................................................................16
         Section 7.04 Waiver................................................................................16
         Section 7.05 Amendments, Etc.......................................................................17
         Section 7.06 Continuing Security Interest; Assignments Under the Loan Agreement; Successors and
                      Assigns...............................................................................17
         Section 7.07 Survival..............................................................................17
         Section 7.08 Agreements Superseded.................................................................17
         Section 7.09 Severability..........................................................................18
         Section 7.10 Captions..............................................................................18
         Section 7.11 Counterparts..........................................................................18
         Section 7.12 Governing Law; Submission to Jurisdiction.............................................18
         Section 7.13 WAIVER OF JURY TRIAL..................................................................19
         Section 7.14 FCC CONSENT...........................................................................19
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ANNEX 1 PLEDGED STOCK IN LICENSE SUBSIDIARIES


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                                PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this "Agreement"), dated as of January 22, 2001, is made between LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Pledgor") and holder of one hundred percent (100%) of the Capital Stock, as defined below, of each License Subsidiary, as defined below, set forth in Annex 1, and CITIBANK, N.A., as the Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties, as defined below.

               A. Pursuant to the Loan Agreement, dated as of the date hereof (as amended, supplemented or modified from time to time, the "Loan Agreement"), among the Pledgor, as Borrower, QUALCOMM INCORPORATED, as Lender ("QUALCOMM"), other lenders specified in the Loan Agreement (each, including QUALCOMM, a "Lender", and , collectively with QUALCOMM, the "Lenders"), Citibank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and the Collateral Agent, the Lenders have agreed to make certain loans (the "Loans") to the Pledgor.

               B. It is a requirement under the Loan Agreement and a condition precedent to the making of the Loans that the Pledgor shall have executed and delivered this Agreement.

               To induce the Lenders to enter into, and to extend credit under, the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees to pledge and grant a first-priority Lien on the Collateral as security for the Secured Obligations. Accordingly, the Pledgor agrees with the Collateral Agent as follows:


                                    ARTICLE 1

                                   DEFINITIONS

               Section 1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Loan Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Loan Agreement. In addition, the following terms shall have the following meanings under this Agreement:

               "Collateral" shall have the meaning set forth in Section 2.01(a).

               "FCC Laws" shall mean the U.S. Communications Act of 1934, and any similar or successor federal statute, and the published rules, regulations and orders of the FCC, all as the same may be in effect from time to time.

               "Pledged Stock" shall have the meaning set forth in Section 2.01(a)(i).

               "Secured Obligations" shall mean Borrower Obligations.


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               "Stock Collateral" shall have the meaning set forth in Section
2.01(a)(iii).

               "Termination Date" shall have the meaning set forth in Section 2.07.

               "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

               Section 1.02 Interpretation. The provisions of Sections 1.2 and
1.3 of the Loan Agreement are incorporated herein by reference and made a part hereof and shall apply to this Agreement mutatis mutandis as if set forth in full in this Agreement.


                                    ARTICLE 2

                                   COLLATERAL

               Section 2.01 Grant.

               (a) As collateral security for the prompt payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Secured Obligations, the Pledgor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor's right, title and interest in, to and under the following property, whether now owned or in the future acquired by the Pledgor and whether now existing or hereafter coming into existence (collectively, the "Collateral"):

                      (i) (A) all of the issued and outstanding shares of Capital Stock in each License Subsidiary set forth in Annex 1 represented by the respective certificates identified in Annex 1 and all of the issued and outstanding other shares, securities, membership or partnership interests in each such License Subsidiary of whatever type, now owned or in the future acquired by the Pledgor, and (B) all of the issued and outstanding shares of Capital Stock in each Wholly-Owned Subsidiary of the Pledgor that becomes a License Subsidiary, together with, in each case, the certificates representing the same and all of the issued and outstanding other shares, securities, membership or partnership interests in any such License Subsidiary, whether the stock or other interest of such Subsidiary is now owned by the Pledgor or is acquired by the Pledgor in the future (collectively, the "Pledged Stock");

                      (ii) all shares, securities, membership or partnership interests, moneys or other property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received or to be received in exchange for any of the Pledged Stock and all rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock;


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                      (iii) without affecting the obligations of the Pledgor as
        Borrower under any provision of the Loan Agreement or any other Loan Document prohibiting such action, in the event of any consolidation or merger in which any License Subsidiary is not the surviving entity, all shares, securities or membership or partnership interests, of the successor entity formed by or resulting from that consolidation or merger (collectively, and together with the property described in clauses (i) and (ii) of this Section 2.01(a) above, the "Stock Collateral");

                      (iv) To the extent related to all or any part of the Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer files and other papers and documents in the possession or under the control of the Pledgor or any computer bureau or service company from time to time acting for the Pledgor; and

                      (v) All proceeds and products in whatever form of all or any part of the Collateral.

               Section 2.02 Perfection.

               (a) Concurrently with the execution and delivery of this Agreement, the Pledgor shall (i) deliver to the Collateral Agent the original of each certificate identified in Annex 1, accompanied by undated stock powers, endorsements or other similar documents representing the Pledged Stock at such time, duly executed in blank, (ii) file such financing statements and other documents in such offices as is necessary and as the Collateral Agent (acting at the request or with the consent of the Required Lenders) may request, and (iii) take all such other actions as is necessary or as the Collateral Agent (acting at the request or with the consent of the Required Lenders) may request to create, perfect and establish the first priority of the Liens granted by this Agreement.

               (b) With respect to any Collateral in which the Pledgor has any right, title or interest and that constitutes an uncertificated security, the Pledgor shall cause any issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with the Pledgor and the Collateral Agent that such issuer shall comply with instructions of the Collateral Agent with respect to such security without further consent of the Pledgor, such agreement to be in form, scope and substance satisfactory to the Collateral Agent.

               (c) The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

               (d) The Pledgor hereby authorizes the Collateral Agent or any other Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral pledged by the Pledgor hereunder without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


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               Section 2.03 Preservation and Protection of Security Interests.
The Pledgor shall:

               (a) upon the acquisition after the date hereof by the Pledgor of any Stock Collateral, promptly either (i) transfer and deliver to the Collateral Agent all such Stock Collateral (together with the certificates representing such Stock Collateral duly endorsed in blank or accompanied by undated stock powers, endorsements or similar document duly executed in blank) or (ii) take such other action as the Collateral Agent (acting at the request or with the consent of the Required Lenders) reasonably deems necessary or appropriate to create, perfect and establish the first priority of, the Liens granted by this Agreement in such Stock Collateral;

               (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all Governmental Approvals and take any and all steps that may be necessary or as the Collateral Agent may reasonably request to create, perfect, establish the first priority of, or to preserve the validity, perfection or the first priority of, the Liens granted by this Agreement or to enable the Collateral Agent to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to those Liens, including causing any or all of the Stock Collateral to be transferred of record into the name of the Collateral Agent or its nominee; and

               (c) furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral pledged by the Pledgor hereunder and such other reports in connection with the Collateral pledged by the Pledgor hereunder as the Collateral Agent may reasonably request, all in reasonable detail.

               Section 2.04 Attorney-in-Fact. Subject to the rights of the Pledgor under Section 2.05, the Pledgor hereby appoints the Collateral Agent its attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instruments that the Collateral Agent (acting at the request or with the consent of the Required Lenders) may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and first priority of the Liens granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default, with full powers of substitution either in the name of the Collateral Agent or the Pledgor, (a) to ask, demand, collect, sue for, recover, compromise, receive and give receipt and discharge for amounts due and to become due under and in respect of the Collateral or any part thereof; (b) to receive, endorse and collect any drafts, checks, instruments, documents and chattel paper in connection with clause (a) above; (c) to file any claims or take any action or institute any proceeding that the Collateral Agent (acting at the request or with the consent of the Required Lenders) may deem necessary or advisable for the collection of all or any part of the Collateral or otherwise to enforce compliance with the rights of the Collateral Agent with respect to any of the Collateral or any part thereof; (d) to execute, in connection with any sale or disposition of the


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Collateral under Article 5, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral, and (e) to settle, compromise, prosecute or defend any action, claim or proceeding with respect to the Collateral.

               Section 2.05 Special Provisions Relating to the Stock Collateral.

               (a) So long as no Default has occurred and is continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes and in a manner not inconsistent with the terms of any Loan Document, provided that the Pledgor shall not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights and remedies of any of the Secured Parties under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same or the value of the Collateral or any part thereof.

               (b) So long as no Default has occurred and is continuing, but subject to the terms of the Loan Agreement (including Sections 2.11 and 7.1 thereof), the Pledgor shall be entitled to receive and retain any dividends or distributions on the Stock Collateral paid in cash out of earned surplus (and not, for the avoidance of doubt, paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus or otherwise distributed in redemption of, or in exchange for, any Collateral), to the extent and only to the extent allowed by the Loan Agreement, other Loan Documents and Applicable Laws.

               (c) If any Default shall have occurred and be continuing, and whether or not the Collateral Agent or any other Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under Applicable Law, this Agreement or any other Loan Document, all dividends and other distributions on the Stock Collateral (whether paid or payable in cash or otherwise, whether resulting from a merger, consolidation, acquisition, partial or total liquidation, dissolution of the relevant License Subsidiary or subdivision, combination or a reclassification of the Capital Stock of any License Subsidiary) shall be paid directly to the Collateral Agent to account number 103828 or any other account designated and maintained from time to time by the Collateral Agent, subject to the terms of this Agreement, and, if the Collateral Agent shall so request, the Pledgor agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and instruments to that end. Upon the occurrence of a Default, all rights of the Pledgor to dividends or other distributions on the Stock Collateral pursuant to Section 2.05(b) shall cease, and all such rights shall become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive such dividends and distributions. All dividends and other distributions received by the Pledgor in violation of this Section 2.05(c) shall be held in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgor and shall forthwith be paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements).

               Section 2.06 Rights and Secured Obligations.


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               (a) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Pledgor to sell or otherwise dispose of any part of the Collateral, except in accordance with the provisions of the Loan Agreement.

               (b) Neither the Collateral Agent nor any other Secured Party shall be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

               Section 2.07 Termination. This Agreement shall (so long as no Commitments remain outstanding) terminate upon the full and final payment of any and all Secured Obligations (the "Termination Date"), and, promptly after the Termination Date, the Collateral Agent (acting at the direction of the Required Lenders) will cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Pledgor.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

                  As of the date hereof, as of the date of each Borrowing and (solely with respect to any new License Subsidiaries being added to Annex 1, but excluding the representations and warranties in Section 3.01), as of the date of any change to Annex 1 contemplated by Section 4.03, the Pledgor represents and warrants to the Collateral Agent, QUALCOMM and each other Secured Party as follows:

               Section 3.01 Representations and Warranties in the Loan Agreement. The Pledgor confirms the representations and warranties contained in
Article 6 of the Loan Agreement, as if made as of each date provided for in the Loan Agreement, which are incorporated herein by reference as if fully set forth in this Agreement for the benefit of the Collateral Agent, QUALCOMM and each other Secured Party.

               Section 3.02 Title. The Pledgor is the sole legal and beneficial owner of the Collateral, and the Collateral is free and clear of all Liens, except for the Liens created pursuant to this Agreement or, to the extent any such Lien is permitted under Section 7.6(d) of the Loan Agreement, the subordinated Liens of the lenders under the Vendor Credit Agreements.


               Section 3.03 Corporate Power and Authority to Pledge. The Pledgor has full corporate power and authority to create and perfect valid first-priority Liens on the Collateral in the manner and on the terms provided in this Agreement and the Pledgor has taken all necessary corporate and, if required, stockholder action to duly authorize the creation and perfection of such Liens.

               Section 3.04 Pledged Stock.

               (a) The Pledged Stock evidenced by the certificates identified in Annex 1 is duly authorized, validly existing, fully paid and non-assessable, and none of such Pledged Stock

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is subject to any contractual restriction, or any restriction under the Charter
Documents of the relevant License Subsidiary or the Pledgor on the transfer of such Pledged Stock (except for any such restriction contained in the Loan Agreement or any other Loan Document).

               (b) The Pledged Stock evidenced by the certificates identified in Annex 1 constitutes all of the issued and outstanding shares of the Capital Stock of each License Subsidiary listed on Annex 1 legally and beneficially owned by the Pledgor on the date hereof and as of the date of any change to Annex 1 contemplated by Section 4.03 (whether or not registered in the name of the Pledgor). The Pledgor owns 100% of the Pledged Stock in each License Subsidiary listed on Annex 1.

               (c) Annex 1 correctly identifies, as at the date hereof, the respective type, percentage interest, and number of the shares of the Pledged Stock evidenced by each such certificate. All information with respect to the Pledged Stock as listed on Annex 1 is accurate and complete in all material respects as of the date of this Agreement and as of the date of any change to Annex 1 contemplated by Section 4.03.

               Section 3.05 Licenses. Each License described in Annex 1 as maintained by the relevant License Subsidiary has been duly obtained, is validly issued, is in full force and effect, is held in the name of such License Subsidiary and is free from any condition or requirement under Applicable Law compliance with which could reasonably be expected to result in a Material Adverse Effect or which Borrower does not reasonably expect to be able to satisfy in a timely manner. No Governmental Approval is required to be obtained or accomplished for the continued validity of each such License.

               Section 3.06 Miscellaneous.

               (b) The Chief Executive Office of the Pledgor is located at the address specified in Annex 1, as such Annex 1 may be amended from time to time. The Pledgor's federal tax identification number is set forth in Annex 1. All Collateral consisting of certificated securities and instruments has been delivered to the Collateral Agent. All actions required by Section 2.02(b) with respect to uncertificated securities included in the Collateral have been taken by the Pledgor.

               (c) No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement or the other Loan Documents or, to the extent any such Lien is permitted under Section 7.06(d) of the Loan Agreement, such as may have been filed or may be filed in respect of the subordinated Liens of the lenders under the Vendor Credit Agreements.

               (d) This Agreement and the pledge of the Collateral by the Pledgor pursuant hereto create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority Lien on the Collateral of the Pledgor, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such Lien have been duly taken.

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               (e) No consent of any other Person and no Governmental Approval by, and no notice to or filing with, any Governmental Authority or regulatory body, or any other Person is required for (i) the grant by the Pledgor of the Liens granted hereby, for the pledge by the Pledgor of the Collateral pursuant hereto or for the execution, delivery and performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the Liens created hereby (including the first priority nature of such Liens), except for action described in Section 2.02, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except for notices by the Collateral Agent to the lenders under the Vendor Credit Agreements who have subordinated Liens in the Collateral, and except as may be required in connection with the disposition or any portion of the Collateral by laws affecting the offering and sale of securities generally.


                                    ARTICLE 4

                                    COVENANTS

               The Pledgor covenants and agrees that so long as any Secured Obligations remain unpaid or unsatisfied, that:

               Section 4.01 Covenants of Pledgor under the Loan Agreement. The Pledgor shall observe and perform each of the covenants and agreements contained in Article 7 of the Loan Agreement, and such covenants and agreements are incorporated by reference into this Agreement, mutatis mutandis, for the benefit of the Collateral Agent and each Secured Party.

               Section 4.02 Stock Collateral. The Pledgor shall cause the Stock Collateral to constitute at all times 100% of the total number of shares in each class of Capital Stock of each License Subsidiary then outstanding. The Pledgor shall cause all such shares of Capital Stock to be duly authorized, validly existing, fully paid and non-assessable, and to be free of any contractual restriction or any restriction under the Charter Documents of such License Subsidiary or the Pledgor on the transfer of such Pledged Stock (except for any such restriction contained in the Loan Agreement or any other Loan Document).

               Section 4.03 New License Subsidiaries; Changes to Annex 1.

               (a) Promptly, but no later than five (5) Business Days after the date when a Subsidiary of the Pledgor becomes a License Subsidiary, the Pledgor shall take all actions required under Section 2.01, Section 2.02 and Section
2.03 or as otherwise requested by the Collateral Agent in order to create a valid and perfected first-priority Lien on the Capital Stock of such Subsidiary in favor of the Collateral Agent acting for the benefit of the Secured Parties.

               (b) Promptly, but no later than five (5) Business Days after the date when a Subsidiary of the Pledgor becomes a License Subsidiary, the Pledgor shall provide the Collateral Agent with an updated Annex 1 describing the Pledged Stock, including (without limitation) the Capital Stock of such Subsidiary and describing the License held in the name of such Subsidiary

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


and shall request approval of such updated schedule from the Required Lenders. Upon approval by the Required Lenders, such updated Annex 1 shall be deemed to have replaced the original Annex 1.

               Section 4.04 Liens. The Pledgor shall not, and shall not permit any License Subsidiary to, create, incur, assume or suffer to exist any Lien on the Capital Stock or assets of any License Subsidiary except for the Liens created pursuant to this Agreement or, to the extent permitted under Section 7.6(d) of the Loan Agreement, for subordinated Liens in favor of the lenders under the Vendor Credit Agreements.

               Section 4.05 Ownership Interest; Additional Shares. The Pledgor shall defend its title to the Stock Collateral and shall not sell, assign, lease, transfer or otherwise dispose of all or any portion of the Collateral (including by operation of law) except as permitted under this Agreement. The Pledgor shall (i) cause each License Subsidiary listed on Annex 1, as amended from time to time, not to issue any Capital Stock in addition to or in substitution for the Pledged Stock issued by such License Subsidiary as listed on Annex 1, except to the Pledgor, and (ii) the Pledgor, immediately upon acquisition thereof, shall take all actions required under Section 2.01, Section
2.02 and Section 2.03 or as otherwise requested by the Collateral Agent in order to create in favor of the Secured Parties a valid and perfected first-priority Lien on such Capital Stock of such License Subsidiary.

               Section 4.06 Licenses and License Subsidiaries. The Pledgor agrees that it shall cause each License Subsidiary (a) to be a direct Wholly-Owned Subsidiary of the Pledgor, (b) not to engage in any business or activity other than the ownership of one or more Licenses and activities incidental thereto, (c) not to own or acquire any assets other than one or more Licenses, cash and other assets permitted under the Loan Agreement or the Vendor Facilities, and (d) not to have or incur any Indebtedness or other liabilities.

               Section 4.07 Notices. The Pledgor shall promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to the Stock Collateral.

               Section 4.08 Further Assurances. The Pledgor shall, from time to time upon the written request of the Collateral Agent, execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.


                                    ARTICLE 5

                                    REMEDIES

               Section 5.01 Events of Default, Etc. If any Event of Default has occurred and is continuing:


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               (a) the Collateral Agent in its discretion (acting at the request or with the consent of the Required Lenders) may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

               (b) the Collateral Agent in its discretion (acting at the request or with the consent of the Required Lenders) may, upon ten (10) Business Days' prior written notice to the Pledgor (which the Pledgor agrees is reasonable notice within the meaning of the relevant provisions of the Uniform Commercial Code and other Applicable Law) of the time and place, sell, lease or otherwise dispose of all or any part of the Collateral that then is or subsequently comes into the possession, custody or control of the Collateral Agent, the Administrative Agent, any other Secured Party or any of their respective agents, at such place or places as the Collateral Agent (acting at the request or with the consent of the Required Lenders) deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and any Lender or any other Person may be the purchaser, lessee or recipient of all or any part of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Pledgor, and the Pledgor hereby waives and releases any such demand, notice and right or equity. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and that sale may be made at any time or place to which the sale may be so adjourned; and

               (c) the Collateral Agent shall have, and in its discretion (acting at the request or with the consent of the Required Lenders) may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where any such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner of the Collateral (and the Pledgor will take all such action as may be appropriate to give effect to that right).

The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 5.01 shall be applied in accordance with
Section 5.04.

               Section 5.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 5.01 are insufficient to cover the costs and expenses of that exercise and the payment in full of the other Secured Obligations under this Agreement, the Pledgor shall remain liable for any deficiency.

               Section 5.03 Private Sale.

               (a) Neither the Collateral Agent nor any Secured Party shall incur any liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 5.01 conducted in a commercially reasonable manner. The Pledgor hereby waives any claims against the Collateral Agent or any Secured Party that may arise by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

               (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Collateral Agent may be required to limit purchasers of all or any part of the Collateral to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without those restrictions, and, notwithstanding those circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Pledgor to register it for public sale.

               Section 5.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 5.01 and any other cash at the time held by the Collateral Agent under Section 5.01 shall be applied by the Collateral Agent:

               First, to the payment of the costs and expenses of that exercise of remedies, including reasonable out-of-pocket costs and expenses of the Collateral Agent, the reasonable fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Collateral Agent in that connection;

               Next, to the payment in full of the remaining Secured Obligations equally and ratably in accordance with their respective amounts then due and owing or as the Secured Parties holding the same may otherwise agree; and

               Finally, subject to the rights of the other holder of any subordinated Lien in the relevant Collateral, if any, to the payment to the Pledgor or as a court of competent jurisdiction may direct, of any surplus then remaining.

               As used in this Article 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Pledgor or any issuer of, or account debtor other than the Pledgor on, any of the Collateral.


                                    ARTICLE 6

                                 CERTAIN WAIVERS

               Section 6.01 Absolute Liens; Certain Waivers and Consents.

               (a) The Pledgor acknowledges hereby that the grant of the Liens on the Collateral under this Agreement and its obligations under this Agreement shall be absolute, irrevocable and unconditional under any and all circumstances irrespective of, and the Pledgor hereby irrevocably waives any defense it may now have or may hereafter acquire in any way relative to, any or all of the following:

                           (vi) any amendment, modification, extension, renewal, waiver, acceleration or any other change of the time for payment or performance of, or the terms of, all or any part of the Secured Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Secured Obligations);

                           (vii) any amendment, modification, extension, renewal, waiver of, or any other change of the time for payment or performance under, any Loan Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Secured Obligations or any such other instrument or any term or provision of the foregoing;

                           (viii) any execution, delivery or performance of new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Loan Document, all or any part of the Secured Obligations or any collateral now or in the future serving as security for the Secured Obligations;

                           (ix) any acceptance or receipt of partial payments or performance on the Secured Obligations (including from the Pledgor), whether as a result of the exercise of any right, remedy, power or privilege or otherwise;

                           (x) any acceptance or receipt of any additional collateral for all or any part of the Secured Obligations (including from the Pledgor);

                           (xi) any illegality, invalidity or unenforceability of all or any part of the Secured Obligations, any Loan Document or any agreement, security document, guarantee or other instrument with respect to all or any part of the Secured Obligations;

                           (xii) any exchange, release, reconveyance, termination, waiver, abandonment, failure to perfect, substitution, transfer, enforcement of, or foreclosure upon, any collateral, security documents or guarantees (including the obligations of the Pledgor) for or with respect to all or any part of the Secured Obligations;

                           (xiii) any other condition, event or circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of its obligations under this Agreement (other than the indefeasible payment in full of all Secured Obligations);

                           (xiv) any counterclaim, set-off or other claim which the Pledgor has or alleges to have with respect to all or any part of the Secured Obligations;

                           (xv) any failure of any Secured Party to comply with Applicable Laws in connection with the sale or other disposition of the Collateral for all or any part of the Secured Obligations;

                           (xvi) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its Affiliates or Subsidiaries;

                           (xvii) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other grantor or a third party grantor of a security interest;

                           (xviii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party grantor of a security interest; or

                           (xix) any combination of the actions set forth in this Section 6.01(a).

                  (b) The Pledgor expressly waives, for the benefit of the Secured Parties, all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation, incurring or assumption of new or additional Secured Obligations. The Pledgor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

                  Section 6.02 Understanding With Respect to Waivers and Consents. The Pledgor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which the Pledgor otherwise may have against the Collateral Agent, any other Secured Party or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

                  Section 6.03 Subrogation. The Pledgor hereby waives, until the indefeasible payment and satisfaction in full of all of the Secured Obligations, any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising (whether by contract or operation of law, including under the Bankruptcy Code) against any License Subsidiary or any other Person or any collateral by reason of any payment or other performance pursuant to the provisions of this Agreement and, if any amount is paid to the Pledgor on account of those rights, remedies, powers or privileges, it will hold that amount in trust for the benefit of, and pay the same over to, the Collateral Agent (for the benefit of the Secured Parties) on account of the Secured Obligations. The Pledgor understands that the exercise by any Secured Party of any right, remedy, power or privilege that it may have under the Loan Documents, security agreement, guarantee, letter of credit or other instrument for or relative to all or any part of the Secured Obligations or otherwise may affect or eliminate the Pledgor's right of subrogation or similar recovery against any License Subsidiary or any other Person or against any collateral and that the Pledgor may therefore incur partially or totally nonreimbursable liability under this Agreement. Nevertheless, the Pledgor hereby authorizes and empowers the Secured Parties to exercise, in its or their sole discretion, any combination of those rights, remedies, powers and privileges.

                  Section 6.04 Reinstatement. The obligations of the Pledgor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Pledgor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Secured Obligations) in respect of all or any part of the Secured Obligations is rescinded or must be otherwise restored by any holder of those Secured Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Pledgor agrees that it will indemnify each Secured Party on demand for all reasonable costs and expenses (including reasonable fees and expenses of counsel) incurred by that Secured Party in connection with that rescission or restoration.

                  Section 6.05 Remedies. The Pledgor hereby agrees that the Secured Obligations may be declared to be forthwith (or may become automatically) due and payable as provided in Section 8.2 of the Loan Agreement for purposes of this Agreement, notwithstanding any stay, injunction or other prohibition preventing such declaration and that, in the event of that declaration, those obligations shall forthwith become due and payable for purposes of this Agreement.

                  Section 6.06 Separate Action. The Administrative Agent or the Collateral Agent may bring and prosecute a separate action or actions against the Pledgor, whether or not the Pledgor, any of its Subsidiaries or any other Person is joined in any such action or a separate action or actions are brought against the Pledgor, any of its Subsidiaries or any other Person or any collateral for all or any part of the Secured Obligations. The obligations of the Pledgor under, and the effectiveness of, this Agreement are not conditioned upon the existence or continuation of any other guarantee or any letter of credit for or relative to all or any part of the Secured Obligations.

                  Section 6.07 Subordination of Indebtedness of License Subsidiaries. The Pledgor agrees that any Indebtedness now or in the future owed to it by any License Subsidiary is hereby subordinated in right of payment to the prior payment in full in cash of the Secured Obligations on the terms set forth in the Loan Agreement. Without limiting the generality of the foregoing, if the Collateral Agent so requests, any such Indebtedness shall be collected, enforced and received by the Pledgor as trustee for the Collateral Agent and shall be paid over to the Collateral Agent (for the benefit of the Secured Parties) in kind on account of the Secured Obligations. If, after the Collateral Agent's request, the Pledgor fails to collect or enforce any such indebtedness or to pay the proceeds of that indebtedness to the Collateral Agent, the Collateral Agent as the Pledgor's attorney-in-fact may do such acts and sign such documents in the Pledgor's name and on the Pledgor's behalf as the Collateral Agent considers necessary or desirable to effect that collection, enforcement or payment, the Collateral Agent being hereby appointed the Pledgor's attorney-in-fact for that purpose (and such appointment is irrevocable and is coupled with an interest).

                  Section 6.08 Certain Limitations. In any action or proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Pledgor under this Agreement would otherwise be held or determined to be void, invalid or unenforceable or if the claims of the Secured Parties in respect of those obligations would be subordinated to the claims of any other creditors on account of the Pledgor's liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of that liability shall, without any further action by the Pledgor, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                  Section 6.09 Revocation. To the fullest extent permitted by law, the Pledgor hereby waives all rights it may have to revoke its obligations under this Agreement.

                                    ARTICLE 7

                                  MISCELLANEOUS

                  Section 7.01 Collateral Agent; Certain Transfers. As provided in Section 9.1 of the Loan Agreement, each Lender has appointed Citibank, N.A. as its Collateral Agent for purposes of this Agreement. In that capacity, Citibank, N.A. shall be entitled to all the rights and benefits accorded the Collateral Agent (including the ability to rely on express directions of the Required Lenders) by Article 9 of the Loan Agreement. Article 9 of the Loan Agreement is incorporated herein by reference and made a part hereof and shall apply to this Agreement mutatis mutandis as if set forth in this Agreement. Following the payment in full of all Secured Obligations outstanding under the Loan Agreement and the termination or expiration of the

Commitments, the provisions of Article 9 of the Loan Agreement shall be deemed to continue in full force and effect for the benefit of the Collateral Agent under this Agreement.

                  Section 7.02 Notices. All notices, requests and other communications provided for in this Agreement shall be given or made in writing and delivered by hand or courier service, mailed by certified or registered mail or sent by telecopy to the intended recipient as specified below or, as to any party, at such other address as is designated by that party in a notice to each other party. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement, when hand delivered or telecopied shall be deemed to have been given when hand delivered or telecopied respectively, and when sent by regular mail, postage prepaid, return receipt requested or international air courier, shall be deemed to have been given five
(5) days after the date of deposit in the mails or with the international air courier, respectively, provided that any such notice or communication to the Collateral Agent shall be deemed to have been given only on the date of receipt.


                  To the Pledgor:

LEAP WIRELESS INTERNATIONAL, INC.
10307 Pacific Center Court.
San Diego, California 92121
Attn: General Counsel
Fax: (858) 882-6040
Phone: (858) 882-6000

To the Collateral Agent:

CITIBANK, N.A., as Collateral Agent
Citibank Agency & Trust
111 Wall Street, 14th Floor
New York, NY  10043
Attn: Donna White, Assistant Vice President
Fax: (212) 657-3872
Phone: (212) 657-5252

                  Section 7.03 Expenses, Etc. The Pledgor will pay all out-of-pocket expenses (including reasonable counsels' fees and expenses) of the Collateral Agent and each other Secured Party in connection with any enforcement or collection proceeding (including any bankruptcy, reorganization, restructuring, "work out" or other similar proceeding) as to any of the obligations of the Pledgor under this Agreement, the negotiation of any restructuring or "work out" (whether or not consummated) or the enforcement of this Section 7.03. All amounts due under this Agreement not paid when due shall bear interest until paid at a rate per annum equal to the Post-Default Rate.

                  Section 7.04 Waiver. No failure or delay by the Collateral Agent or any other Secured Party in exercising any remedy, right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of that remedy, right, power or privilege, nor shall any single or partial exercise of that remedy, right, power or privilege preclude any other or further exercise of that remedy, right, power or privilege or the exercise of any other remedy, right, power or privilege. The remedies, rights, powers and privileges provided by this Agreement are cumulative and not exclusive of any remedies, rights, powers or privileges provided by the other Loan Documents or by law.

                  Section 7.05 Amendments, Etc. No provision of this Agreement may be waived, modified or supplemented except by an instrument in writing signed by the Pledgor and the Collateral Agent (acting at the request or with the consent of the Required Lenders). Any modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon each Secured Party and the Pledgor, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

                  Section 7.06 Continuing Security Interest; Assignments Under the Loan Agreement; Successors and Assigns.

(a) This Agreement shall (subject to Section 2.07) create a continuing first-priority Lien in the Collateral and shall (a) be binding upon the Pledgor, its successors and assigns, and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer all or any portion of its Loans under the Loan Agreement to any Eligible Assignee under Section 10.4(b) of the Loan Agreement, and such Eligible Assignee shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or under the other Loan Documents, in each case as provided in Section 10.4(b) of the Loan Agreement.

(b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Pledgor may not assign or transfer its rights or obligations under this Agreement without the prior written consent of the Collateral Agent (acting at the request or with the consent of the Required Lenders).

                  Section 7.07 Survival. Each representation and warranty made, or deemed to be made by a notice of any extension of credit, in or pursuant to this Agreement shall survive the making or deemed making of that representation and warranty, and no Secured Party shall be deemed to have waived, by reason of making any extension of credit, any Default that may arise by reason of that representation or warranty proving to have been false or misleading, notwithstanding that such or any other Secured Party may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time that extension of credit was made.

                  Section 7.08 Agreements Superseded. This Agreement (together with the Loan Agreement) supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

                  Section 7.09 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

                  Section 7.10 Captions. The table of contents, captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties to this Agreement may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by hand or by telecopy shall be effective as the delivery of a fully executed counterpart of this Agreement.

                  Section 7.12 Governing Law; Submission to Jurisdiction.

                  (a) (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party or its properties in the courts of any jurisdiction.

                  (c) (c) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7.12(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) (d) The Pledgor hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CSC Networks, presently located at 80 State Street, Albany, NY 12207, U.S.A. (the "Process Agent"), and the Pledgor hereby confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to the Pledgor shall not impair or affect the validity of such service or of any judgment based thereon. Each party to this Agreement further irrevocably consents to service of process in the manner provided for written notices in Section 7.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  Section 7.13 WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE COLLATERAL AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY), WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13.

                  Section 7.14 FCC CONSENT. Notwithstanding anything in this Agreement which may be construed to the contrary (including Section 2.04), no action shall be taken by the Collateral Agent or the Secured Parties with respect to the foreclosure on, sale, transfer or disposition of, or control of, the Collateral, except in compliance with the FCC Laws.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.



LEAP WIRELESS INTERNATIONAL, INC.



                                        By: /s/ THOMAS WILLARDSON
                                           ------------------------------------
                                        Printed Name: Thomas Willardson
                                                     --------------------------
                                        Title: Senior Vice President & Treasurer
                                               ---------------------------------

CITIBANK, N.A., as the Collateral Agent


                                         By: /s/ JOHN J. BYRNES
                                            -----------------------------------
                                         Printed Name: John J. Byrnes
                                                      -------------------------
                                         Title: Vice President
                                               --------------------------------

                                                                         ANNEX 1

                      PLEDGED STOCK IN LICENSE SUBSIDIARIES

1.       [Legal Name of the Pledgor]

2.       [Address of the Pledgor's chief executive office]

3.       [The Pledgor's Federal Tax Identification Number]


         CAPITAL STOCK

1.       [Legal Name of License Subsidiary]

2.       [Legal form and jurisdiction of incorporation]

3.       [Description of the License held by such License Subsidiary]



                                               Number and
          Number of            Registered       Class of        Percentage
     Issuer   Certificates        Owner          Shares          of Shares
     ------   ------------        -----          ------          ---------





         LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

1.       [Legal Name of License Subsidiary]

2.       [Legal form and jurisdiction of incorporation]

3.       [Description of the License held by such License Subsidiary]



                                              Number and
          Number of            Registered     Class of Membership        Percentage of
     Issuer   Certificates        Owner       Interests                  Membership Interests
     ------   ------------        -----       ---------                  --------------------


         PARTNERSHIP INTERESTS

1.       [Legal Name of License Subsidiary]

2.       [Legal form and jurisdiction of incorporation]

3.       [Description of the License held by such License Subsidiary]



                                               Percentage of General
         Number of           General or        or Limited Partnership
   Issuer   Certificates     Limited Partner   Interests
   ------   ------------     ---------------   ---------
